Exhibit 99.1

29th Annual JP Morgan Healthcare ConferenceDoug Godshall, CEO and PresidentJanuary 10, 2011 CAUTION: Investigational device. Limited by United States law to investigational use.

Safe Harbor Statement Forward-Looking Statements This presentation contains forward-looking statements that are based on our management's beliefs, assumptions and expectations and on information currently available to our management. Generally, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation, our expectations regarding (a) regulatory submissions and approvals; (b) our clinical trials, including enrollment in our clinical trials and estimates of regulatory filing dates; (c) our intellectual property position; (d) our perceived ability to develop, receive approval for and commercialize our existing and new products; (e) our expected lead times for achieving milestones and (f) our estimates regarding our preliminary financial results. The forward-looking statements reflect our current view about future events and are subject to risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on our forward-looking statements. Except as required by law, we do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We may not actually achieve the plans, projections or expectations disclosed in our forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, "Item 1A. Risk Factors" of our Form 10- K for the year ended December 31, 2009 and subsequent filed reports. For instance, the following important factors could prevent us from achieving our goals and cause the assumptions underlying the forward- looking statements and the actual results to differ materially from those expressed in or implied by those forward looking statements: (a) inability to fund ongoing operations, including raising additional capital to support further development and growth; (b) inability to recruit, retain and motivate appropriately qualified employees; (c) unsatisfactory or uncompetitive clinical outcomes for our products (e.g. high stroke, device failure or adverse event rates); (d) lack of physician acceptance or adoption of our products; and, (e) inability to receive and maintain regulatory approvals and consents (e.g. ISO, FDA etc). Additional information concerning our risk factors and uncertainties is contained in our filings with the SEC and ASX. CAUTION: Investigational device. Limited by United States law to investigational use.

HeartWare: Strengthened Base for Future Growth

- More than 800 patients globally implanted with HVAD®
  - > 700 in past 2 years
- Maturing commercial organization in Europe
- Bolstered manufacturing to accommodate clinical ramp in US
- Augmented field team to educate and service larger commercial and clinical customer base
- Positioning organization for FDA audit process and US launch preparation
- Expanded R&D capabilities to accelerate pipeline
- Upgrading Clinical team to manage expanding trial activities



HeartWare
CAUTION: Investigational device. Limited by United States law to investigational use.

2010 – A Look Back

- Completed PMA submission for BTT – December 27, 2010
- Launched DT study – 50+ patients enrolled
- Initiated CAP – received two patient allotments
- Advanced next generation MVAD platform toward commencement of GLP animal studies this quarter (Q1 2011)
- Preliminary Q4 revenues of ~$20 million from $13.8 million in Q3
  - Projecting $54 million in 2010 revenues vs. $24 million in 2009

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

1st Qtr 2nd Qtr 1980 401 350 423 345 439 330 464 310 531 305 557 300 582 295 605 290 634 285 643 270 1990 701 265 764 255 822 250 875 240 874 235 872 235 870 220 957 210 978 205 962 200 2000 999 189 995 178 970 171 2003 1037 Coronary Deaths Coronary deaths are down by half But heart failure has almost tripled (CHART) Heart Failure Source: National Hospital Discharge Survey data. Centers for Disease Control and Prevention/National Center for Health Statistics and National Heart, Lung, and Blood Institute. Enhanced survival in other CV diseases leads to Expansion of HF Population Heart Failure: The Final Cardiovascular Disease CAUTION: Investigational device. Limited by United States law to investigational use.

Global VAD Market Acceleration Continues * Industry reports, HeartWare estimates CAUTION: Investigational device. Limited by United States law to investigational use.

HeartWare® Ventricular Assist System

- HVAD® miniaturized implantable blood pump
  - Pericardial placement – no pump pocket
  - Provides up to 10 L/min of flow
  - Centrifugal design, continuous flow
  - Hybrid magnetic / hydrodynamic impeller suspension
  - Optimizes flow, pump surface washing, and hemocompatibility
- Thin (4.2 mm), flexible driveline with fatigue resistant cables
  - Zero cable fractures





HeartWare®

CAUTION: Investigational device. Limited by United States law to investigational use.

Elegant Design Enables Pericardial Placement

Fundamental attributes resonating globally

Pericardial benefits

- No abdominal surgery
- No pump pocket
- Potential to expand pool of treatable patients

Design benefits

- Efficient power
- Wide blade impeller enables low fluid stress
- User friendly tools may decrease surgery time


R
L





HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

International Rollout Gaining Momentum

- International market growth robust
- Expanding global acceptance
  - 43 customers, 16 countries
  - Projecting ~150 units in Q4
  - Reported 112 units in Q3
- Expanded capabilities to capitalize on growing demand; 12 employees
- France reimbursement approved; pricing expected in H1 ‘11
- Primary focus remains on optimizing patient outcomes



2010 HVAD units
160
140
120
100
80
60
40
20
0
Q1
Q2
Q3
Q4

HeartWare
CAUTION: Investigational device. Limited by United States law to investigational use.

Clinical and regulatory tracking - HVAD United States - Bridge-to-Transplant United States - Continued Access for BTTUnited States - Destination Therapy DT IDE Approved by FDA June 2010 First implants Aug 2010 Began April 2010; Second 54-patient allotment granted Sept.; Third requested CAUTION: Investigational device. Limited by United States law to investigational use. 25 of 50 sites now initiated

Two Largest VAD Trials

- ADVANCE
  - Bridge-to-Transplant
  - 140 patients at 30 sites
  - 6-month follow up completed 8/23
  - Control: contemporaneous patients in INTERMACS registry
  - PMA submitted 12/27
  - Met primary endpoint
  - Continued Access Protocol in place
    - 12 patients remaining at 12/31

- ENDURANCE
  - Destination Therapy
  - 450 patients at up to 50 centers; randomized 2:1
  - 53 patients enrolled at 12/31
  - Control: commercially approved DT LVAD
  - 2-year follow up
  - Success: alive, on original device w/o major stroke
  - Projecting 300 patients enrolled Q4 '11 and 450 in H1 '12

HeartWare

Trial Enrollment Suggests Positive Sentiment BTT Continued Access Protocol BTT "ADVANCE" Study CAUTION: Investigational device. Limited by United States law to investigational use. 2010 2009 2010

ADVANCE BTT Trial: Summary of Results

- 94% survival at 180 days, 91% projected survival at 360 days
- HVAD pump demonstrated non-inferiority to contemporaneously implanted, commercially available ventricular assist devices
- Implantation of the HVAD pump was associated with a 92% probability of success at 180 days
- Adverse event profile in line with our expectations
- Data demonstrated marked improvement in functional capacity and quality of life measurements from patient baseline

Data cutoff Aug. 23, 2010; 89.45 patient years on support

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Control(n=499) P value 52.2 +- 12.2 0.19 120 (24%) 0.36 2.07 +- 0.3 0.59 28.9 +- 20.9 0.94 11.5 +- 5.0 0.53 1.4 +- 0.6 0.89 ADVANCE Trial: Baseline Characteristics ADVANCE Trial: Baseline Characteristics CAUTION: Investigational device. Limited by United States law to investigational use.

Days Post Implant Proportion of Patients 62.8% Alive 29.2% Transplant 3.6% Death 4.4% Device Exchange 92.0% Transplant or Alive ADVANCE Trial Treatment Group Outcomes (Per Protocol Population) Patients at Risk 137 125 104 86 58 31 22 NOTE: Original device in place for all outcomes CAUTION: Investigational device. Limited by United States law to investigational use.

Days Post Implant % Survival Event: Death (censored at transplant or recovery)ITT Population Patients at Risk Treatment 140 128 108 92 63 36 26 Patients at Risk Control 499 440 370 305 228 176 127 ADVANCE Trial Secondary Outcome: Survival Days Post Implant Treatment Control 30 98.6% 96.6% 90 95.6% 93.6% 180 93.9% 90.2% 360 90.6% 85.7% p = .39 HVAD Control CAUTION: Investigational device. Limited by United States law to investigational use. (ITT population)

Adverse Events in Treatment Group (n = 140) Adverse Events in Treatment Group (n = 140) CAUTION: Investigational device. Limited by United States law to investigational use.

Adverse Events in Treatment Group (n = 140) + Arrhythmias requiring defibrillation / cardioversion CAUTION: Investigational device. Limited by United States law to investigational use.

Quality of Life and Functional Capacity



KCCQ
Clinical Summary | Overall Summary
EQ-5D VAS
6 Min Walk
Better QoL / Best Health Status
Worst QoL/ Health Status
Absolute Score
Mean Distance (m)
Δ = +77%
Δ = +106%
Δ = +106%
Δ = +91%
43
76
33
68
33
68
124
237
100
80
60
40
20
0
250
200
150
100
50
0
Baseline
3 Months
Baseline
3 Months
Baseline
3 Months
Baseline
3 Months
n = 79
n=79
n=79

All paired differences p<0.001

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Development Priorities for 2011

Focus areas for accelerated investment



- Evergreen HVAD
  - Enhancements to pump and algorithms
  - Introduce new tools to improve implant
  - Upgrade patient accessories
- Drive MVAD to First-in-Man
  - Multiple versions under way
  - Design for AE reduction to expand treatable population



- Accelerate NG Electronics
  - Next Generation Controller
  - Ramping TETS investment
  - Expanding development on multiple programs

HeartWare

Evergreen HVAD - Enhancements for Next 12 Months Improved patient packs Redesigned product packaging New Apical Coring Tool Sintered inflow cannula Revised controller with updated software Shower bag CAUTION: Investigational device. Limited by United States law to investigational use.

Compelling pipeline – Miniaturized VAD design

Designed to decrease invasiveness without decreasing efficacy

- Expanded portfolio to six MVAD designs
  - Exploring new patient populations
- More than 75 animal studies conducted to date; strong early results
  - GLP animal studies for Q1 '11
- Wide blade impeller with hybrid suspension allows significant miniaturization
- Ultra-thin driveline
- Simplified manufacturing
- Partial or full support attainable; Wear-less impeller suspension
- All versions can eliminate sternotomy



HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Selected financial snapshot

- Revenue
  - Preliminary Q4 revenues: Approximately $20M
  - Estimate ~$54M in 2010; up 120% from $24M 2009



$ Millions
$60
$50
$40
$30
$20
$10
$0
2008
2009
2010E

- Implant rate and growth likely to be variable in 2011
  - CAP unpredictability and clinical trial constraints in US
- Capital structure
  - Treasury exceeds $200M in capital at 12/31
  - Convertible debt $143M ($100 conversion price)
- Stock on Issue: 13.9M shares

HTWR NASDAQ LISTED

LISTED ON ASX

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Another Busy Year Ahead

- Initiation of MVAD GLP animal studies in Q1 2011
- Secure reimbursement and launch HVAD in France
- Preparation for PMA audit; potential advisory committee panel
- ISHLT presentation of ADVANCE trial and CAP data
- Drive enrollment in DT and CAP
- Publication of ADVANCE data
- Enroll 300th patient in ENDURANCE DT study by year end
- Crystallize BiVad clinical / regulatory path
- Roll out multiple HVAD product enhancements
- Accelerate electronics portfolio
- Prepare for US launch

HeartWare

CAUTION: Investigational device. Limited by United States law to investigational use.

Leading a Small Revolution CAUTION: Investigational device. Limited by United States law to investigational use.